UPDATING SUMMARY PROSPECTUS

457 CONTRACTS—
VARIABLE ACCUMULATION ANNUITY CONTRACTS
FOR SECTION 457 PLANS
Issued By
MUTUAL OF AMERICA LIFE INSURANCE COMPANY
320 Park Avenue, New York, New York 10022-6839
Through its
SEPARATE ACCOUNT NO. 2

We offer group variable accumulation annuity contracts to fund certain deferred compensation plans that meet the requirements of Section 457(b) of the Code. The Contracts are only available to employers who sponsor a Plan and not to individuals. The Contract is issued to the Employer sponsoring the Plan, to the Employer’s agent for purposes of administering its Plan or to the trustee of the Plan, and the entity to which the Contract is issued is referred to in this Prospectus as “Contractholder”.
You, as a Participant, or as an employee participating in an employer’s Plan can make Deferred Compensation Amounts, which are:
•
amounts the Contractholder (or your employer) contributes on your behalf from salary that you have elected to defer, within the limits of Section 457 and the Plan, and
•
if a Plan permits, amounts your employer contributes on your behalf that are in addition to the salary you have deferred.
A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value for retirement benefits at a future date, in the manner your Plan permits.
You may allocate your Account Value to any of the subaccounts of Mutual of America Separate Account No. 2 or to our General Account. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Subaccounts of the Separate Account currently invest in these funds or portfolios of mutual funds, which are set forth and described in Appendix A to this Summary Prospectus.
The prospectus for the Contract (the “Prospectus”) contains more information about the Contract, including its features, benefits, and risks. You can find the Prospectus and other information about the Contract online at https://dfinview.com/mutualofamerica/tadf/457/AP. You can also obtain this information at no cost by calling 800.574.9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2024

Definitions We Use in this Summary Prospectus
Account Value—The value of a Participant’s Accumulation Units in the Subaccounts plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Summary Prospectus, the term “Account Value” may mean all or any part of your total Account Value.
Accumulation Period—For a Participant, the period under a Contract when Deferred Compensation Amounts are made on behalf of a Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.
Accumulation Unit—A measure we use to calculate the value of a Participant ’s interest in each of the Subaccount s. Each Subaccount has its own Accumulation Unit value.
Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date, if the Plan permits Annuity Payments. A Participant must be the Annuitant under a Contract, and the Annuitant cannot be changed, and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant . You or a Beneficiary also may name a joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.
Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You (or the Beneficiary entitled to a death benefit) select the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date , your Account Value is applied to provide Annuity Payments. Annuity Commencement Date is sometimes referred to as “Benefit Commencement Date” in a Contract.
Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant’s life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.
Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their Commuted Value) if the Annuitant dies and the joint Annuitant, if any, dies.
Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.
Commuted Value—The present value of annuity payments due under an income option or method of payment not based on life contingencies.
Contract(s)—One (or more) of the group variable accumulation annuity contracts described in this Summary Prospectus.
Contractholder—For purposes of this Summary Prospectus, the Contractholder will be a Governmental Unit to which we have issued a Contract, its agent or its trustee of a trust established under a Plan.
Deferred Compensation Amounts (or Amounts)—Amounts deferred from a Participant’s compensation under a Plan and sent to us on the Participant’s behalf and amounts the Contractholder or employer sends on behalf of the Participant in addition to the Participant’s deferrals of salary.
Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions . This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.
Designated Roth Contributions— Deferred Compensation Amounts irrevocably designated as Designated Roth Contributions described in Section 402A of the Code.
2

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.
eDocuments—A feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses (including summary prospectuses), and underlying fund and separate account annual and semi-annual reports. When such documents are available, an email notice is sent to the eDocuments subscriber informing him or her of such availability on the secure “My Account” website maintained by the Company. Participants enroll by consenting to receive through eDocuments all of the documents that we deliver electronically, and are provided instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number. Revocation of consent applies to all documents provided through the eDocuments program. You can sign up for eDocuments by completing the Consent Agreement located on our website and indicating your consent to receive documents through the Mutual of America Life website.
Employer—A Governmental Unit or other organization exempt from federal income taxation under the Code (except a church, as defined in the Code) that established a Plan. This term is not always capitalized.
General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.
Governmental Unit—A state, a political subdivision of a state, an agency or instrumentality of a state, or an agency or instrumentality of a political subdivision of a state.
Investment Alternatives—The General Account and the Subaccounts. You may allocate your Deferred Compensation Amounts and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.
Participant—An employee or former employee who has entered into a salary reduction agreement with a Contractholder and for whom we have received Deferred Compensation Amounts under a Plan. The agreement must specify the amount of earnings to be considered a Deferred Compensation Amount under the Plan.
Plan—An eligible deferred compensation plan meeting the requirements of Section 457(b) of the Code.
Separate Account— Mutual of America Life Separate Account No. 2, a separate account established by us to receive and invest amounts contributed under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.
Subaccount—A division of the Separate Account which invests its assets exclusively in a corresponding Underlying Fund of the same name.
Underlying Funds—The funds or portfolios in which the Subaccounts are invested.
We, us, our, Company or Mutual of America—Refers to Mutual of America Life Insurance Company.
You, or your—Refers to a Participant.
3

Updated Information About Your Contract
The information in this section of the Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2023. This may not reflect all of the changes that have occurred since you entered into your Contract.
Monthly Participant Charge. Effective on or about June 1, 2024, for each plan we deduct from your Account Value on a monthly basis the pro-rated portion of an Annual Contract Fee. This monthly charge has increased to $4.00 and will apply regardless of your Account Value. We only do not impose the Annual Contract Fee on a monthly basis if you elect to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports.
Expenses Paid by Third Parties. We have entered into agreements with the transfer agent and/or distributor of certain of the Underlying Funds. Under the terms of these agreements, we will receive payments of up to 0.25% of the average daily net assets invested by the Separate Account in the Underlying Funds in connection with our provision of administrative support, distribution and recordkeeping services to the Underlying Funds. The services we provide to the Underlying Funds are in addition to the services we provide and expenses we incur in marketing and administering the variable annuity contracts.
Appendix A. Appendix A reflects that Mutual of America Investment Corporation and each of its Funds changed its name to MoA Funds.
The information in this section also updates the most recent fee disclosure document you received, if your investments are made in a retirement plan subject to the Employee Retirement Income Security Act of 1974, as amended, in accordance with applicable regulations.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None	Charges
Transaction Charges	There are no charges for other transactions under the Contract, other than certain fees associated with Contract loans.	Charges
4

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Loan
interest is not reflected in the table. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Charges
	ANNUAL FEE	MIN.	MAX.
	1. Base Contract (varies by Contract class)	0.26%[1]	1.96%[1]
	2. Investment options (Underlying Fund fees and expenses)	0.14%[2]	0.98%[2]
	3. Optional benefits available for an additional charge	NA	NA
1 As a percentage of the Separate Account value. There are
several classes of the Contract , each of which has a different
Separate Account charge, based upon the total contract assets in the Separate Account and the General Account. Effective on
or about June 1, 2024, due the increase in the monthly contract charge, the min will be 0.28% and the max will be 1.97%. See the “Charges” section of the Prospectus for a description of the different classes of the Contract and related charges.
2 As a percentage of the net asset value of the Underlying Fund assets.

Because you may choose from among the Investment
Alternatives offered, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	LOWEST ANNUAL COST ESTIMATE: $413*	HIGHEST ANNUAL COST ESTIMATE: $3,013*
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination
of Contract classes (i.e., Tier
1 Reduced Pricing) and
Underlying Fund fees and
expenses
•No optional benefits
•No outstanding loans
•No sales charges
•No additional Contributions,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive
combination of Contract
classes (i.e., Standard
Pricing), and Underlying
Fund fees and expenses
•No optional benefits
•No outstanding loans
•No sales charges
•No additional Contributions,
transfers, or withdrawals

* Effective on or about June 1, 2024, due the increase in the monthly contract charge, the lowest annual cost estimate will be $426 and the highest annual cost estimate will be $3,023.
5

RISKS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not a short-term investment and is not
appropriate for an investor who needs ready access to cash.
In particular:
•Tax deferral is more beneficial to Participants with a long-term investment time horizon.
•Withdrawals are subject to ordinary income tax and may be
subject to tax penalties.
•The Contract is not intended for those who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds.
General Description of Contracts
Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance, and can vary, depending on the
performance of the Underlying Funds. Each investment option
available under the Contract, including the General Account, will have its own unique risks. You should review these Investment
Alternatives before making an investment decision.
Appendix A: Underlying Funds Available Under the Contracts General Description of Separate Account No. 2, Mutual of America , and Underlying Funds Our General Account
Insurance Company Risks
An investment in the Contract is subject to the risks related to
Mutual of America Life Insurance Company, including that any obligations (including under the General Account), guarantees, and benefits of the Contract are subject to the claims paying ability of Mutual of America. More information about Mutual of
America, including its financial strength ratings, is available upon request from Mutual of America by calling our toll-free number,
800.468.3785 or by visiting our website at mutualofamerica.com.
General Description of Separate Account No. 2, Mutual of America , and Underlying Funds Our General Account
RESTRICTIONS
Investments
Your ability to allocate Contributions among the Investment
Alternatives is subject to any restrictions contained in your
Employer’s Plan. If your Employer’s Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.
We may remove an Underlying Fund or limit its availability to new
Contributions and/or transfers of Account Value if we determine that an Underlying Fund no longer satisfies one or more of our selection criteria.
General Description of Separate Account No. 2, Mutual of America , and Underlying Funds
6

RESTRICTIONS
Optional Benefits
To the extent your Employer’s Plan allows participant loans, you have the right to borrow using your Account Value as collateral security for the loan or, if your Employer’s Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Value. Your Employer’s Plan may or may not permit loans to be taken from or secured by amounts held in a
Designated Roth Account. The maximum amount that can be
taken as a loan is limited under the Code, based on your account balance. Generally, a Participant can borrow no more than the lesser of (a) the greater of $10,000 or 50% of the Participant’s vested account balance; or (b) $50,000. The maximum amount
that a Participant can borrow is also limited if the Participant has another outstanding loan. Certain exceptions may permit a
Participant to take a larger loan under circumstances specified by law from time to time.
We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. Amounts
borrowed in a loan do not participate in the Subaccount
investment experience. Loans, therefore, can affect the Account
Value and death benefit whether or not the loan is repaid. Death benefit proceeds payable will be reduced by the amount of any outstanding Contract loan plus accrued interest.
Loans
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and Contributions made under the Contract.
Because the Contract is purchased through a tax-qualified plan, there are no additional tax benefits to the Contract.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
Mutual of America offers the Contracts for sale through certain of our employees. The only compensation we pay for sales of
the Contracts is in the form of salary and incentive compensation if the Company’s annual goals and objectives are met. There are no commissions or fees payable for sales of the Contracts.
Registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based largely on
aggregate sales by all representatives in the representative’s office compared to sales targets we established for the office in that year, which may be increased based on individual
performance in relation to individual sales objectives.
With regard to non-cash compensation, representatives and
certain staff from the top performing regional offices, as well as other high performing representatives, will receive a trip to a sales conference.
The existence of such forms of compensation could influence a registered representative to recommend this Contract over
another investment.
Purchases and Contract Value
7

CONFLICTS OF INTEREST
Exchanges
Registered representatives may have a financial incentive to offer a participant a new contract in place of the one in which he or she already participates. An investor should only exchange his or her Contract if he or she determines, after comparing the
features, fees, and risks of both contracts, that it is preferable for him or her to purchase the new contract rather than continue to own the existing Contract.
Purchases and Contract Value
8

Appendix A: Underlying Funds Available As Investment Options Under the Contracts
The following is a list of Underlying Funds available under the Contracts. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds , which may be amended from time to time and are available on our website mutualofamerica.com/457Funds or you can request this information at no cost by calling 800.574.9267 or by sending an email to mutualofamerica@dfinsolutions.com.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks investment results that correspond to the investment performance of Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”*)	MoA Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.13%	26.12%	15.52%	11.86%
Equity Fund Seeks to outperform Russell 3000® Index** by investing in a diversified portfolio of primarily common stocks	MoA All America Fund Adviser: Mutual of America Capital Management LLC	0.52%	20.33%	13.53%	9.86%
Equity Fund Seeks capital appreciation	MoA Small Cap Value Fund Adviser: Mutual of America Capital Management LLC	0.83%	9.59%	8.37%	5.38%
Equity Fund Seeks capital appreciation	MoA Small Cap Growth Fund Adviser: Mutual of America Capital Management LLC	0.83%	15.63%	10.65%	7.20%
Equity Fund Seeks investment results that correspond to investment performance of S&P SmallCap 600® Index*	MoA Small Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.15%	15.87%	10.69%		6.12%[2]

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks capital appreciation and, to a lesser extent, current income	MoA Mid Cap Value Fund Adviser: Mutual of America Capital Management LLC	0.73%	6.96%	10.89%	7.79%
Equity Fund Seeks investment results that correspond to investment performance of S&P MidCap 400® Index*	MoA Mid Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.14%	16.25%	12.44%	9.09%
Equity Fund Seeks capital appreciation	MoA International Fund Adviser: Mutual of America Capital Management LLC	0.31%	19.55%	8.96%	4.63%
Equity Fund Seeks capital growth	LVIP American Century Capital Appreciation Fund Adviser: Lincoln Financial Investments Corporation SubAdviser: American Century Investment Management, Inc.	0.57%	21.14%	13.64%		10.99%[3]
Equity Fund Seeks long-term capital appreciation	American Funds Insurance Series New World Fund Adviser: Capital Research and Management Company	0.57%	16.22%	8.90%	4.95%
Equity Fund Seeks capital appreciation	Macquarie VIP® Small Cap Value Series Adviser: Delaware Management Company	0.78%	9.45%	10.21%	7.06%
Equity Fund Seeks to provide long-term growth of capital	DWS Capital Growth VIP Adviser: DWS Investment Management Americas, Inc.	0.49%	38.57%	17.58%	13.58%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks reasonable income and will also consider potential for capital appreciation. Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.47%	10.65%	12.30%	8.58%
Equity Fund Seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.56%	33.45%	16.65%	11.61%
Equity Fund Seeks long-term growth of capital	Fidelity VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.57%	15.08%	12.45%	8.12%
Equity Fund Seeks long-term growth of capital	Goldman Sachs VIT Small Cap Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P.	0.82%	19.28%	10.04%	7.80%
Equity Fund Seeks long-term growth of capital and dividend income	Goldman Sachs VIT US Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P.	0.56%	23.81%	13.60%	10.97%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks capital appreciation	Invesco V.I. Main Street Fund® Adviser: Invesco Advisers, Inc.	0.80%	23.22%	13.57%	10.02%
Equity Fund Seeks capital appreciation	MFS® VIT III Mid Cap Value Portfolio Adviser: MFS	0.79%	12.73%	12.90%	8.73%
Equity Fund Seeks long-term growth of capital by investing primarily in securities of companies that meet Fund’s environmental, social and governance (ESG) criteria	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Adviser: Neuberger Berman Investment Advisers LLC	0.90%	26.90%	13.97%	9.99%
Equity Fund Seeks to provide long-term capital growth with income as secondary objective	T. Rowe Price Blue Chip Growth Portfolio Adviser: T. Rowe Price Associates, Inc.	0.75%	49.29%	13.50%	12.31%
Equity Fund Seeks to provide long-term capital appreciation and income	Vanguard Variable Insurance Fund Diversified Value Portfolio® Advisers: Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC	0.29%	20.13%	14.28%	9.27%
Equity Fund Seeks to provide long-term capital appreciation	Vanguard Variable Insurance Fund International Portfolio® Advisers: Baillie Gifford Overseas Ltd. And Schroder Investment Management North America Inc.	0.33%	14.65%	10.28%	6.80%
Equity Fund Seeks to provide long-term capital growth	Victory RS Small Cap Growth Equity VIP Series Adviser: Victory Capital Management Inc.	0.88%	20.40%	5.63%	6.48%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Real Estate Fund Seeks to provide a high level of income and moderate long-term capital appreciation by tracking performance of a benchmark index that measures performance of publicly traded equity REITs and other real estate-related investments	Vanguard Variable Insurance Fund Real Estate Index Portfolio® Adviser: The Vanguard Group, Inc.	0.26%	11.70%	7.18%	7.29%
Fixed Income Fund Seeks current income to extent consistent with maintenance of liquidity, investment quality and stability of capital	MoA Money Market Fund Adviser: Mutual of America Capital Management LLC	0.22%	4.99%	1.67%	1.06%
Fixed Income Fund Primary investment objective is to produce a high level of current income with secondary investment objective to preserve shareholders’ capital	MoA Intermediate Bond Fund Adviser: Mutual of America Capital Management LLC	0.46%	4.62%	1.06%	1.55%
Fixed Income Fund Seeks current income, with preservation of shareholders’ capital a secondary objective	MoA Core Bond Fund Adviser: Mutual of America Capital Management LLC	0.44%	5.03%	0.46%	1.72%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Fixed Income Seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements	PIMCO Variable Insurance Trust Real Return Portfolio Adviser: Pacific Investment Management Company LLC	0.69%	3.83%	3.31%	2.40%
Fixed Income Fund Seeks to track the performance of a broad, market-weighted bond index	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio® Adviser: The Vanguard Group, Inc.	0.14%	5.58%	1.04%	1.71%
Balanced Fund Seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments	MoA Balanced Fund Adviser: Mutual of America Capital Management LLC	0.53%	15.07%	9.49%	7.44%
Balanced Fund Seeks to obtain high total return with reduced risk over the long term by allocating Fund assets among stocks, bonds, and short-term instruments	Fidelity VIP Asset Manager Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.53%	12.94%	7.48%	5.40%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Balanced Fund Seeks to achieve competitive total return through actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity	Calvert VP SRI Balanced Portfolio Adviser: Calvert Research and Management	0.65%	16.82%	10.27%	7.46%
Balanced Fund Seeks current income and, to a lesser extent, capital appreciation	MoA Conservative Allocation Fund Adviser: Mutual of America Capital Management LLC	0.46%	11.22%	5.52%	4.49%
Balanced Fund Seeks capital appreciation and current income	MoA Moderate Allocation Fund Adviser: Mutual of America Capital Management LLC	0.33%	15.34%	8.57%	6.50%
Balanced Fund Seeks capital appreciation and, to a lesser extent, current income	MoA Aggressive Allocation Fund Adviser: Mutual of America Capital Management LLC	0.35%	17.52%	10.45%	7.48%
Balanced Funds Seeks current income consistent with preservation of capital and, to a lesser extent, capital appreciation	MoA Retirement Income Fund Adviser: Mutual of America Capital Management LLC	0.50%	9.91%	4.45%	3.88%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2015 Fund Adviser: Mutual of America Capital Management LLC	0.55%	10.55%	5.39%	4.62%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2020 Fund Adviser: Mutual of America Capital Management LLC	0.44%	11.83%	6.48%	5.36%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2025 Fund Adviser: Mutual of America Capital Management LLC	0.40%	13.59%	7.75%	6.20%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2030 Fund Adviser: Mutual of America Capital Management LLC	0.38%	15.25%	9.21%	7.03%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2035 Fund Adviser: Mutual of America Capital Management LLC	0.35%	17.26%	10.28%	7.59%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2040 Fund Adviser: Mutual of America Capital Management LLC	0.33%	18.87%	11.19%	7.92%

Type/Investment Objective	Underlying Fund	Current Expenses[1]	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2045 Fund Adviser: Mutual of America Capital Management LLC	0.32%	19.64%	11.43%	7.98%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2050 Fund Adviser: Mutual of America Capital Management LLC	0.33%	19.94%	11.55%	8.19%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2055 Fund Adviser: Mutual of America Capital Management LLC	0.36%	19.98%	11.65%		9.57%[4]
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2060 Fund Adviser: Mutual of America Capital Management LLC	0.39%	20.19%	11.84%		8.48%[5]
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2065 Fund Adviser: Mutual of America Capital Management LLC	0.28%	20.50%			11.82%[6]

*
“Standard & Poor’s,” “S&P,” “S&P 500”, “S&P MidCap 400” and “S&P SmallCap 600” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Mutual of America Investment Corporation’s Adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund, Small Cap Equity Index Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.
1
The reported expense ratio for the following funds is net of fee waivers that may not continue: all MoA Funds, LVIP American Century Capital Appreciation Fund, American Funds Insurance Series New World Fund, all Goldman Sachs VIT Funds, Invesco V.I. Main Street Fund, MFS VIT III Mid Cap Value Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Victory RS Small Cap Growth Equity VIP Series, Refer to the prospectuses of the Underlying Funds for more information.
2
Since inception date July 2, 2018.
3
Since inception date September 22, 2017.
4
Since inception date October 1, 2016.
5
Since inception date July 2, 2018.
6
Since inception date August 3, 2020.

Mutual of America Separate Account No. 2
320 Park Avenue, New York, New York 10022-6839
You May Obtain More Information

We have filed with the SEC this Summary Prospectus about this Contract and Separate Account No. 2. The Summary Prospectus incorporates by reference the Prospectus and Statement of Additional Information (the “SAI”) for the Contracts, and exhibits, dated May 1, 2024. The SAI contains additional information about this Contract, the Separate Account, and our operations.
You may obtain the Prospectus, SAI and other information free of charge through the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com. You can also write to us at 320 Park Avenue, New York, NY 10022-6839 or call 800.574.9267 and ask for Mutual of America.
The SEC has a website at http://www.sec.gov. Reports and other information about this Contract and Separate Account No. 2 are available through that SEC website. You also may obtain copies of reports and other information about the Separate Account, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov.
Where to Direct Questions. To request other information about the Contracts, or to make investor inquiries about the Separate Account, you also can contact your registered representative at Mutual of America.
Investment Company Act of 1940 Act File Number 811-03996
Securities Act of 1933 Registration Number 33-05609
EDGAR Contract identifier C000025765.
Prospectus dated May 1, 2024